Putnam
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and risk comparisons for this fund can be found following the performance tables in the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

Putnam Tax Exempt Income Fund performed well in absolute terms during the six months ended March 31, 2004, although its results were slightly behind its benchmark. The fund's relatively defensive posture worked well in March, when the market retreated, but it held the fund back during much of the period. However, an emphasis on high-yielding securities helped the fund slightly outperform its Lipper peer group average, based on results at net asset value.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * Strong performance from several key holdings during the six months ended March 31, 2004, helped Putnam Tax Exempt Income Fund to generate a 2.98% total return on class A shares at net asset value (NAV) and -1.91% at public offering price (POP).

 * Results at NAV were slightly behind those of the fund's benchmark, the Lehman Municipal Bond Index, which returned 3.12% for the period. We attribute this to the relatively defensive duration positioning of the portfolio and the fact that a key holding was called by the issuer during the period.

 * The fund's emphasis on higher-yielding bonds helped it edge ahead of the average for its Lipper category, based on results at NAV. The average return for Lipper's General Municipal Debt Funds category was 2.82% for the period.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund performed well during the six months ended March 31, 2004, a generally favorable period for the municipal bond market. However, negative results from one holding and the fund's somewhat defensive positioning during much of the period overshadowed results from airline-related bonds and tobacco settlement bonds, which strengthened during the period. We had considered it prudent to maintain a relatively short duration -- a measure of interest-rate sensitivity -- in anticipation of an eventual rise in interest rates. This defensive stance limited your fund's upside potential for much of the period, although it had begun to work in our favor as the period drew to a close. We continue to believe that caution is warranted over the near term; as interest rates continue to linger near 45-year lows, and the economy shows ongoing signs of recovery, some eventual increase in interest rates seems inevitable.

FUND PROFILE

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income taxes, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile between October 1, 2003, and March 31, 2004. Yields ended the semiannual period about where they had started. The ratio between yields of 10-year municipal bonds and 10-year Treasuries fluctuated. Municipals yielded about 80% of comparable Treasury yields at the end of December, then jumped back to about 90% by the end of March. Overall, the yield curve -- which shows the difference in yield between shorter- and longer-maturity bonds -- flattened somewhat, and credit spreads -- which show the difference in yield between higher- and lower-rated bonds -- generally narrowed. The economy continued to improve on nearly all fronts, yet a lack of job growth continued to cause uncertainty. The Federal Reserve Board held the federal funds rate steady at 1%. The dollar weakened during the period. Municipal bond issuance continued to be very strong as states and municipalities sought to address budget shortfalls that resulted from decreased tax revenues. California residents approved a plan to issue $15 billion in debt to help with the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related industrial development bonds continued to perform well.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          3.12%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.98%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.49%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             1.88%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 13.51%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (growth stocks of small and
midsize companies)                                                     18.97%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.
-------------------------------------------------------------------------------

Strategy overview

We shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) during the period, as in a strengthening economy it appears likely that interest rates could rise at some point. At the start of October the fund was slightly defensive. In January 2004 we shortened the duration further. This did not help the fund until later in the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We also continued to seek opportunities to diversify the portfolio by adding selectively to the fund's lower-quality holdings. Compared to the benchmark, the portfolio remains slightly overweight in lower-rated, higher-yielding bonds.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some New York tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive. When values in this sector seemed attractive, we increased exposure and the fund remains overweighted in this sector of the market, relative to the benchmark.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 9/30/03             as of 3/31/04

Utilities                     23.4%                     27.2%

Health care                   20.5%                     18.9%

Education                     12.6%                      6.3%

Water and sewer                5.6%                      4.5%

Transportation                 9.7%                      4.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Airline-backed industrial development bonds (IDBs) had a strongly positive impact on the fund's performance, and we continued to take advantage of it as we reduced the fund's position to a level lower than the benchmark. Like most IDBs, these bonds are typically backed by the credit of the company benefiting from the financing, not by the issuing municipality, so investor perceptions about the backing company's health, or of the industry as a whole, affect the prices of these bonds. As confidence improved and investors became more willing to accept risks, the airline industry was among the first beneficiaries and airline-related IDBs strengthened as a result. We have been reducing the fund's airline holdings selectively, retaining carriers our analysts felt were better managed, including Continental Airlines and British Airways. We believe the risk/reward scenario justifies our decision to sell on strength because the airline industry remains so vulnerable to high oil prices, terrorism, and another downturn in the economy.

Tobacco settlement bonds also performed well during the period. These specialized bonds generally offer higher yields than others of comparable quality, but their risks include the possibility that their interest payments could be affected by litigation against the tobacco industry. Since late last year, we have been increasing the fund's exposure to the sector because we felt litigation fears were generally overblown and the sector was trading at attractive yield levels. Standouts included Tobacco Financing Authority bonds issued for Louisiana and New Jersey, both rated Baa2, maturing in 2030 and 2032, respectively.

When we select bonds for the portfolio, we often seek to protect the fund from having bonds called away by the issuer before the maturity date. The fund's Arizona State Municipal Financing Program Certificates of Participation were unexpectedly called during the period, which had a negative impact on fund performance. These bonds had been issued at a high coupon rate -- 7.25% -- and were due to mature in 2009, so falling market yields and increased investor demand had elevated the price. However, an extraordinary call provision in the original financing agreement allowed the bonds to be called away at par value.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (44.3%)

Aa/AA (8.1%)

A (10.3%)

Baa/BBB (19.6%)

Ba/BB (5.5%)

B (1.3%)

VMIG1/A-1 (10.4%)

Other (0.5%)

Footnote reads:
As a percentage of market value as of 3/31/04. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Although diversification remains important for this fund, in terms of geography, issuer, and credit quality, we have avoided large stakes in general obligations (GOs) issued in the state of California, which are backed by receipts from taxpayers. However, the state's fiscal woes are not easily overcome, and in the near term, the potential demand for the state's large new issue remains to be seen. We believe the future may provide better opportunities to consider purchasing California GOs and GO-related debt.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April 2004, after the fiscal period ended, employment data at last showed marked improvement. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short to keep the portfolio defensively positioned. We expect that the credit quality of general obligation municipal bonds will remain under pressure, partly because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. We are looking to maintain a moderate amount of credit risk while maintaining a very diversified portfolio. We will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (12/31/76)              (1/4/93)             (7/26/99)             (2/16/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   2.98%     -1.91%      2.65%     -2.35%      2.65%      1.65%      2.83%     -0.55%
--------------------------------------------------------------------------------------------------------------
1 year                     7.20       2.20       6.50       1.50       6.50       5.50       6.86       3.46
--------------------------------------------------------------------------------------------------------------
5 years                   27.07      21.08      22.92      20.96      21.84      21.84      25.06      20.93
Annual average             4.91       3.90       4.21       3.88       4.03       4.03       4.57       3.87
--------------------------------------------------------------------------------------------------------------
10 years                  75.17      66.78      64.04      64.04      61.25      61.25      69.86      64.45
Annual average             5.77       5.25       5.07       5.07       4.89       4.89       5.44       5.10
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.61       7.42       6.77       6.77       6.74       6.74       7.16       7.03
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
----------------------------------------------------------------------------
                                             Lehman          Lipper General
                                           Municipal         Municipal Debt
                                              Bond           Funds category
                                             Index               average*
----------------------------------------------------------------------------
6 months                                      3.12%               2.82%
----------------------------------------------------------------------------
1 year                                        5.86                5.46
----------------------------------------------------------------------------
5 years                                      33.85               25.87
Annual average                                6.01                4.70
----------------------------------------------------------------------------
10 years                                     93.24               74.95
Annual average                                6.81                5.74
----------------------------------------------------------------------------
Annual average
(life of fund)                                  --+               6.81
----------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/04, there were 302, 299, 229, and 120 funds, respectively, in this Lipper category.

 + Index inception date was 12/31/79.


--------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------
                                          Class A        Class B        Class C        Class M
--------------------------------------------------------------------------------------------------------------
Distributions (number)                        6              6              6              6
--------------------------------------------------------------------------------------------------------------
Income 1                                 $0.199758      $0.171064      $0.164395      $0.186874
--------------------------------------------------------------------------------------------------------------
Capital gains 1                              --             --             --             --
--------------------------------------------------------------------------------------------------------------
Total                                    $0.199758      $0.171064      $0.164395      $0.186874
--------------------------------------------------------------------------------------------------------------
Share value:                           NAV        POP      NAV            NAV       NAV        POP
--------------------------------------------------------------------------------------------------------------
9/30/03                               $8.86      $9.30    $8.86           $8.86    $8.88      $9.18
--------------------------------------------------------------------------------------------------------------
3/31/04                                8.92       9.34*    8.92            8.93     8.94       9.24
--------------------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------------------
Current dividend rate 2               4.38%      4.18%    3.73%           3.59%    4.05%      3.92%
--------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                  6.74       6.43     5.74            5.52     6.23       6.03
--------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4            3.12       2.98     2.47            2.32     2.82       2.73
--------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                  4.80       4.58     3.80            3.57     4.34       4.20
--------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                       Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid
per $1,000*                 $4          $7          $8          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)        $1,030      $1,027      $1,027      $1,028
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.

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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                               Expenses paid         expenses
investment on 9/30/03  [DIV]  $1,000   X    per $1,000      =     paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000   X  $4 (see table above)  =  $40
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                        Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid
per $1,000*                  $4          $8          $8          $6
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,042      $1,035      $1,034      $1,039
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period;and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                            Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Your fund's
annualized
expense ratio                 0.83%       1.48%       1.63%       1.13%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+            0.90%       1.55%       1.70%       1.20%
-----------------------------------------------------------------------------

+ For class A shares,expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund,calculated in accordance with Lipper 's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31,2004. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares.The peer group may include funds that are significantly larger or smaller than the fund,which may limit the comparability of the fund 's expenses to the Lipper average.



Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      0.20

Municipal bond
fund average          0.21

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of treasury bonds with maturities between 1 and up to 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
TRAN                  Tax Revenue Anticipation Notes
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (98.5%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (1.8%)
-------------------------------------------------------------------------------
    $8,500,000 Fairfield, Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), Ser. A,
               6.7s, 12/1/24                         Baa1            $8,701,705
     9,000,000 Jackson Cnty., Hlth. Care Auth.
               TRAN, 7 7/8s, 5/1/19                  AAA/P            9,212,940
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC, 5 3/4s, 2/1/38                  AAA              8,681,250
                                                                 --------------
                                                                     26,595,895

Alaska (0.3%)
-------------------------------------------------------------------------------
     4,790,000 AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A,  4.4s, 12/1/31                Aaa              4,975,613

Arizona (1.6%)
-------------------------------------------------------------------------------
     3,250,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,432,813
     6,155,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl. Hlth.
               Ctr.), Ser. A, 6.2s, 12/1/21          BB+/P            6,370,425
    10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC,
               7 1/4s, 7/1/12                        Aaa             12,875,000
     1,500,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,588,125
                                                                 --------------
                                                                     24,266,363

Arkansas (0.3%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             4,397,250

California (7.3%)
-------------------------------------------------------------------------------
               CA State Dept. of Wtr. Resources
               Pwr. Supply IFB
    10,000,000 Ser. 1101, AMBAC, 9.52s, 5/1/10
               (acquired 11/12/02, cost
               $12,080,200) (RES)                    AAA/P           12,550,000
    15,000,000 Ser. 1099, AMBAC, 9.52s, 5/1/10
               (acquired 11/12/02, cost
               $19,254,300) (RES)                    AAA/P           19,481,250
    10,000,000 Ser. 1100, 13.539s, 5/1/10 (acquired
               11/12/02, cost $13,493,200) (RES)     AAA/P           14,050,000
               CA State Dept. of Wtr. Resources
               Pwr. Supply Rev. Bonds, Ser. A
    14,500,000 6s, 5/1/15                            A3              16,693,125
     3,000,000 AMBAC, 5 1/2s, 5/1/15                 Aaa              3,405,000
     1,500,000 AMBAC, 5 1/2s, 5/1/13                 Aaa              1,725,000
       500,000 5 1/2s, 5/1/11                        A3                 567,500
               CA State G.O. Bonds
     1,145,000 MBIA, 5 3/4s, 12/1/11                 AAA              1,332,494
     1,125,000 MBIA, 5 1/4s, 10/1/13                 Aaa              1,285,313
     3,000,000 5.1s, 2/1/34                          Baa1             3,007,500
       150,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1               160,500
       500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds (Tobacco
               Settlement), Ser. B,AMBAC,
               5s, 6/1/38                            Aaa                510,000
     1,145,000 Lancaster, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Redev. Project Areas),
               MBIA, 4 1/2s, 8/1/13                  Aaa              1,245,188
    13,960,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, Ser. A, AMBAC,
               5.7s, 2/15/09                         Aaa             16,123,800
    17,690,000 San Jose, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Merged Area Redev.),
               MBIA, 5s, 8/1/20                      Aaa             18,156,485
                                                                 --------------
                                                                    110,293,155

Colorado (0.3%)
-------------------------------------------------------------------------------
       500,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               2.8s, 10/1/04                         A3                 501,740
     3,750,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               4,082,813
                                                                 --------------
                                                                      4,584,553

Connecticut (1.7%)
-------------------------------------------------------------------------------
     8,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               8,480,000
               Mashantucket, Western Pequot Tribe
               144A Rev. Bonds, Ser. A
     7,565,000 6.4s, 9/1/11                          Baa2             8,170,200
     7,435,000 6.4s, 9/1/11 (Prerefunded)            Aaa              8,475,900
                                                                 --------------
                                                                     25,126,100

District of Columbia (6.4%)
-------------------------------------------------------------------------------
               DC G.O. Bonds, Ser. A
    39,250,000 6 3/8s, 6/1/26                        AAA             44,156,250
    38,175,000 6s, 6/1/26                            A2              43,901,250
       535,000 5s, 6/1/15                            AAA                577,800
     7,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           Baa2             7,218,750
     1,000,000 DC Wtr. & Swr. Auth. Pub. Util.
               Rev. Bonds, FGIC, 5s, 10/1/33         Aaa              1,030,000
                                                                 --------------
                                                                     96,884,050

Florida (4.7%)
-------------------------------------------------------------------------------
    11,010,000 FL State Fin. Dept. Gen. Svcs. IFB
               (Rites-PA 414B),  FSA, 9.159s,
               7/1/12 (acquired 9/2/98, cost
               $14,268,960) (RES)                    AAA/P           15,358,950
     5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB-/P           6,013,875
    18,500,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             25,483,750
     5,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Hlth. Sunbelt
               Hosp.), 3.35s, 11/15/32               A                5,112,500
     2,650,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                              BBB-             2,587,063
     1,250,000 Leesburg, Hosp. Rev. Bonds (Regl.
               Med. Ctr.), Ser. A, 5s, 7/1/18        A                1,282,813
     3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               3,732,375
               Oakstead, Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds
     1,175,000 Ser. A, 7.2s, 5/1/32                  BB/P             1,249,906
       800,000 Ser. B, 6 1/2s, 5/1/07                BB/P               816,000
               Tampa, Util. Tax & Special
               Rev. Bonds, AMBAC
     1,500,000 6s, 10/1/09                           Aaa              1,766,250
     1,500,000 6s, 10/1/08                           Aaa              1,741,875
     2,500,000 6s, 10/1/07                           Aaa              2,846,875
     2,700,000 U. Athletic Assn. Inc. VRDN (U. of
               FL Stadium), 1.15s, 2/1/20            VMIG1            2,700,000
                                                                 --------------
                                                                     70,692,232

Georgia (5.0%)
-------------------------------------------------------------------------------
     1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A,
               FGIC, 5.6s, 1/1/30                    Aaa              1,163,750
    22,250,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.1s, 11/1/41                    VMIG1           22,250,000
     5,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               5,318,750
               GA Muni. Elec. Pwr. Auth. Rev. Bonds
    10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11          Aaa             13,112,500
    20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13           Aaa             24,907,500
     1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13
               (Prerefunded)                         Aaa              1,464,000
     1,950,000 Richmond Cnty., Dev. Auth.
               Rev. Bonds (Amt-Intl Paper Co.
               Project), Ser. A, 6 1/4s, 2/1/25      Baa2             2,079,188
     4,500,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   BB+/P            4,578,750
                                                                 --------------
                                                                     74,874,438

Illinois (2.3%)
-------------------------------------------------------------------------------
    13,000,000 IL Dev. Fin. Auth. Rev. Bonds,
               5.85s, 2/1/07                         BBB             14,040,000
     2,250,000 IL Edl. Fac. Auth. Rev. Bonds
               (Northwestern U.), 5s, 12/1/33        Aa1              2,328,750
     7,500,000 IL Regl. Trans. Auth. Rev. Bonds,
               Ser. B, MBIA, 5 3/4s, 6/1/33          Aaa              8,850,000
               IL State G.O. Bonds
     5,000,000 MBIA, 5 1/2s, 8/1/18                  Aaa              5,800,000
     1,650,000 FSA, 5 3/8s, 10/1/12                  Aaa              1,903,688
     1,000,000 IL State Sales Tax Rev. Bonds,
               Ser. I, FGIC, 6s, 6/15/27             Aaa              1,205,000
                                                                 --------------
                                                                     34,127,438

Indiana (0.8%)
-------------------------------------------------------------------------------
     3,335,000 IN Hlth. Fac. Fin. Auth. VRDN,
               1.17s, 10/1/32                        A-1+             3,335,000
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             4,227,813
       913,822 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (United Airlines,
               Inc.), Ser. A, 6 1/2s, 11/15/31 (In
               default) (NON)                        D                  258,155
     3,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          BBB+             3,754,688
                                                                 --------------
                                                                     11,575,656

Iowa (0.7%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     7,750,000 9 1/4s, 7/1/25                        BBB-/P           9,241,875
        90,000 9.15s, 7/1/09                         BBB-/P             104,850
     1,395,000 IA State Higher Ed. Loan Auth. VRDN
               (Mount Mercy College Project),
               1.12s, 7/1/25                         A-1+             1,395,000
                                                                 --------------
                                                                     10,741,725

Kansas (1.3%)
-------------------------------------------------------------------------------
    18,200,000 Burlington, Poll. Control IFB (KS
               Gas & Elec. Co.), Ser. 91-4, MBIA,
               12.57s, 6/1/31 (acquired various
               dates from 6/20/91 to 2/14/94, cost
               $20,181,360) (RES)                    Aaa             20,224,750

Kentucky (0.5%)
-------------------------------------------------------------------------------
     5,000,000 KY Asset/Liability Comm. Gen. Fund
               Ser. A, AMBAC, 5s, 7/15/06            AAA              5,387,500
     1,750,000 KY State Property & Bldg. Comm.
               Rev. Bonds (Project No. 74), FSA,
               5 1/4s, 2/1/07                        Aaa              1,918,438
                                                                 --------------
                                                                      7,305,938

Louisiana (1.4%)
-------------------------------------------------------------------------------
       500,000 Ernest N. Morial-New Orleans Exhibit
               Hall Auth. Special Tax, Ser. A,
               AMBAC, 5 1/4s, 7/15/21                Aaa                541,740
       250,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (Cypres Apt.),
               Class A, GNMA Coll., 5 1/2s, 4/20/38  Aaa                267,813
     8,400,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            6,940,500
     2,000,000 Tangipahoa, Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/30          A                1,987,500
     2,500,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. 01-B, 5 1/2s,
               5/15/30                               Baa2             2,243,750
     8,565,000 W. Feliciana, Parish Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. III, 7.7s, 12/1/14               Ba1              8,748,034
                                                                 --------------
                                                                     20,729,337

Maine (0.7%)
-------------------------------------------------------------------------------
    10,935,000 Bucksport, Solid Waste Disp.
               Rev. Bonds (Champion Intl. Corp.),
               6 1/4s, 5/1/10                        Baa2            10,976,662

Maryland (1.2%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,537,500
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.)
     1,500,000 5 3/4s, 8/15/16                       Baa2             1,614,375
     1,500,000 5 3/4s, 8/15/14                       Baa2             1,655,625
     7,700,000 MD State Trans. Auth. VRDN
               (Baltimore/Washington Arpt.), Class
               A, 1s, 7/1/13                         VMIG1            7,700,000
                                                                 --------------
                                                                     17,507,500

Massachusetts (2.4%)
-------------------------------------------------------------------------------
     1,500,000 MA Dev. Fin. Agcy. Rev. Bonds,
               Ser. A, MBIA, 5 1/2s, 1/1/11          Aaa              1,706,250
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,244,000
     4,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             4,730,625
     6,650,000 (Med. Ctr. of Central MA), AMBAC,
               6.55s, 6/23/22                        Aaa              7,572,688
     1,645,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,651,169
       100,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+               104,125
     1,000,000 (New England Med. Ctr.), Ser. H,
               FGIC, 5s, 5/15/11                     Aaa              1,122,500
     6,000,000 MA State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. D, MBIA, 1.08s, 1/1/35     VMIG1            6,000,000
     5,700,000 MA State Port Auth. Rev. Bonds, 13s,
               7/1/13                                AAA              8,628,375
     1,550,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.1s, 8/1/20   VMIG1            1,550,000
                                                                 --------------
                                                                     35,309,732

Michigan (3.5%)
-------------------------------------------------------------------------------
     1,000,000 Cornell Twp., Econ. Dev. Corp.
               Rev. Bonds (Meadwest Vacoescanaba
               Project), 5 7/8s, 5/1/18              Baa2             1,067,500
     1,500,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             1,606,875
     1,000,000 Detroit, City School Dist. G.O.
               Bonds (School Bldg. & Site Impt.),
               Ser. A, FGIC, 6s, 5/1/19              Aaa              1,213,750
    10,715,000 Detroit, Swr. Disp. Rev. Bonds (Sr.
               Lien), Ser. A, FSA, 5 1/2s, 7/1/17    Aaa             12,482,975
       700,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.1s, 7/1/33                     VMIG1              700,000
     1,700,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3             1,685,125
     2,500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             2,359,375
     3,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               3,120,000
     1,005,000 MI State Hsg. Dev. Auth. Ltd. Oblig.
               Rev. Bonds (Parkway Meadows), FSA,
               4s, 10/15/10                          Aaa              1,066,556
       600,000 MI State Hsg. Dev. Auth. VRDN, Ser.
               2000A, MBIA, 1.03s, 12/1/16           A-1                600,000
               MI State Strategic Fund, Ltd.
               Rev. Bonds  (Detroit Edison Poll.
               Control)
     4,680,000 5.65s, 9/1/29                         A3               4,919,850
     8,000,000 5.45s, 9/1/29                         A3               8,420,000
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     2,000,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              1,740,000
     5,000,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             4,968,750
     6,745,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds, 6s, 8/1/13                Ba1              5,868,150
                                                                 --------------
                                                                     51,818,906

Minnesota (0.8%)
-------------------------------------------------------------------------------
     1,900,000 Mankato, Multi-Fam. VRDN (Highland
               Hills of Mankato), 1.17s, 5/1/27      A-1+             1,900,000
     4,010,000 Martin Cnty., Hosp. Rev. Bonds
               (Fairmont Cmnty. Hosp. Assn.
               Project), 6 5/8s, 9/1/22              BBB-/P           4,115,263
               MN State Higher Ed. Fac. Auth. VRDN
               (St. Olaf College)
     2,305,000 1.12s, 10/1/32                        VMIG1            2,305,000
     4,250,000 Class M2, 1.12s, 10/1/20              VMIG1            4,250,000
                                                                 --------------
                                                                     12,570,263

Mississippi (0.7%)
-------------------------------------------------------------------------------
     8,700,000 Jackson Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.1s, 6/1/23    VMIG1             8,700,000
     1,000,000 MS Dev. Bank Special Oblig.
               Rev. Bonds (Cap. & Equip Projects),
               Ser. A, AMBAC, 5 5/8s, 7/1/31         AAA              1,132,500
                                                                 --------------
                                                                      9,832,500

Missouri (4.1%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,351,563
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
    14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s,
               5/15/20                               AAA             14,767,056
     4,050,000 (BJC Hlth. Syst.), 5 1/4s, 5/15/32    Aa2              4,201,875
     9,500,000 (Washington U.), Ser. A, 5s, 2/15/33  Aa1              9,880,000
               MO State Hlth. & Edl. Fac. Auth.
               VRDN
     2,400,000 (Drury U.), 1.17s, 8/15/28            VMIG1            2,400,000
     5,400,000 (Jesuit High School), 1.17s, 11/1/27  A-1+             5,400,000
       700,000 (St. Francis Med. Ctr.), Ser. A,
               1.12s, 6/1/26                         A-1+               700,000
    20,915,000 (Cox Hlth. Syst.), AMBAC, 1.15s,
               6/1/22                                A-1             20,915,000
                                                                 --------------
                                                                     61,615,494

Montana (1.4%)
-------------------------------------------------------------------------------
               Forsyth, Poll. Control Mandatory Put
               Bonds
     5,550,000 (Avista Corp. Project), AMBAC, 5s,
               10/1/32                               Aaa              6,070,313
    15,700,000 VRDN (Pacific Corp. Project), 1.15s,
               1/1/18                                VMIG1           15,700,000
                                                                 --------------
                                                                     21,770,313

Nevada (0.3%)
-------------------------------------------------------------------------------
     1,750,000 Clark Cnty., Impt. Dist. (Special
               Impt. Dist. No. 142-LOC Impt.),
               6.1s, 8/1/18                          BB-              1,776,250
     1,590,000 Clark Cnty., Passenger Fac.
               Rev. Bonds (Las Vegas- McCarran
               Intl. Arpt.), Ser. A, AMBAC, 6.15s,
               7/1/07                                Aaa              1,796,700
       500,000 Washoe Cnty., Arpt. Auth.
               Rev. Bonds, FSA, 5s, 7/1/11           Aaa                558,750
                                                                 --------------
                                                                      4,131,700

New Hampshire (1.6%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds  (Lakes Region Hosp.
               Assn.)
     2,600,000 6 1/4s, 1/1/18                        BB-/P            2,580,500
     1,500,000 5 3/4s, 1/1/08                        BB-/P            1,496,250
     4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Hlth. Care Syst.-Covenant Hlth.),
               6 1/8s, 7/1/31                        A-               4,210,000
     2,500,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    A3               2,500,000
    10,500,000 NH State Tpk. Syst. IFB, FGIC,
               12 3/8s, 11/1/17                      Aaa             13,125,000
                                                                 --------------
                                                                     23,911,750

New Jersey (2.7%)
-------------------------------------------------------------------------------
     2,150,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P            2,236,000
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             2,237,500
     6,000,000 (Raritan Bay Med. Ctr.), 7 1/4s,
               7/1/27                                BB+/P            6,151,200
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,693,750
       500,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3                 530,000
     1,185,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2             1,201,294
     1,100,000 NJ State Edl. Fac. Auth. VRDN
               (Princeton U.), Ser. B, MBIA, 1.1s,
               7/1/21                                VMIG1            1,100,000
               NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.)
     6,250,000 Ser. B, MBIA, 6 1/2s, 6/15/10         Aaa              7,531,250
     3,750,000 Ser. B, MBIA, 6 1/2s, 6/15/10
               (Prerefunded)                         Aaa              4,551,563
     3,000,000 Ser. A, 5 5/8s, 6/15/14               Aa3              3,498,750
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,000,000 6 3/4s, 6/1/39                        Baa2             1,972,500
     1,775,000 6 3/8s, 6/1/32                        Baa2             1,728,406
     1,500,000 6 1/8s, 6/1/42                        Baa2             1,372,500
       300,000 5 3/4s, 6/1/32                        Baa2               279,000
                                                                 --------------
                                                                     40,083,713

New Mexico (0.9%)
-------------------------------------------------------------------------------
               Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.)
       500,000 Ser. B, 1.1s, 9/1/24                  VMIG1              500,000
    12,700,000 Ser. A, 1.1s, 5/1/24                  VMIG1           12,700,000
                                                                 --------------
                                                                     13,200,000

New York (13.8%)
-------------------------------------------------------------------------------
    12,500,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, 9.318s,  12/1/24
               (acquired 5/19/98, cost $13,587,500)
               (RES)                                 BBB+/P          14,375,000
       500,000 Long Island, Pwr. Auth. Rev. Bonds,
               Ser. B, 5 1/4s, 6/1/14                A-                 551,875
     1,500,000 Metropolitan Trans. Auth. Fac.
               Rev. Bonds, Ser. A, FGIC, 5 7/8s,
               4/1/25                                Aaa              1,768,125
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds, FSA
     5,000,000 6s, 8/1/15                            Aaa              5,850,000
     4,410,000 6s, 8/1/14                            Aaa              5,170,725
               NY City, G.O. Bonds, Ser. B
    13,235,000 MBIA, 6 1/2s, 8/15/10                 Aaa             15,981,263
     6,475,000 5 1/2s, 12/1/12                       A2               7,243,906
     5,000,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Polytechnic U.), 6s,
               11/1/20                               BB+              4,456,250
     8,250,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.),  7.95s, 1/1/28    B+/P             8,662,500
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A
    11,500,000 6s, 7/1/27                            Baa3            11,715,625
     5,500,000 5 1/2s, 7/1/28                        Baa3             5,431,250
     3,000,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,235,000
     5,750,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. G, FGIC, 1.1s,
               6/15/24                               VMIG1            5,750,000
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds  (Court Fac.), 6s,
               5/15/39                               A                3,094,000
               NY Cntys., Tobacco Trust III
               Rev. Bonds
     1,200,000 6s, 6/1/43                            Baa2             1,188,000
     2,500,000 5s, 6/1/27                            Baa2             2,500,000
    23,000,000 NY State Dorm. Auth. Cap. Appn.
               Rev. Bonds  (State U.), Ser. B,
               MBIA, zero %, 5/15/09                 Aaa             20,038,750
               NY State Dorm. Auth. Rev. Bonds
    10,900,000 (U. Syst. Construction), Ser. A, 6s,
               7/1/20                                AA-             13,025,500
     7,500,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/16                               Aaa              8,859,375
     7,000,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/15                               Aaa              8,277,500
    12,485,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             14,482,600
    23,100,000 (State U. Edl. Fac.), Ser. A,
               5 1/2s, 5/15/19                       AA-             26,189,625
     1,400,000 (North Shore Long Island Jewish
               Group), 5 3/8s, 5/1/23                A3               1,466,500
     1,000,000 (Brooklyn Law School), Ser. B, XLCA,
               5 3/8s, 7/1/22                        Aaa              1,095,000
     1,500,000 NY State Hwy. & Bridge Auth.
               Rev. Bonds, Ser. B, FGIC, 5 1/2s,
               4/1/10                                Aaa              1,725,000
     2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/06                              Aa2              2,172,500
               Port Auth. NY & NJ Rev. Bonds
     6,000,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            6,195,000
     3,075,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            3,228,750
               Syracuse, G.O. Bonds (Pub. Impt.),
               Ser. A, FSA
     1,200,000 6s, 4/15/13                           Aaa              1,368,000
     1,150,000 6s, 4/15/12                           Aaa              1,311,000
     1,075,000 6s, 4/15/11                           Aaa              1,225,500
     1,025,000 6s, 4/15/10                           Aaa              1,169,781
                                                                 --------------
                                                                    207,803,900

North Carolina (5.8%)
-------------------------------------------------------------------------------
    19,700,000 NC Eastern Muni. Pwr. Agcy. Syst.
               IFB, FGIC, 10.661s, 1/1/25 (acquired
               various dates from 12/28/93 to
               4/12/95, cost $23,983,708) (RES)      Aaa             27,900,125
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
    11,680,000 Ser. C, MBIA, 7s, 1/1/13              Aaa             14,789,800
     5,000,000 Ser. D, 6 3/4s, 1/1/26                BBB              5,568,750
    10,000,000 AMBAC, 6s, 1/1/18                     Aaa             12,087,500
     5,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              5,218,750
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds
     3,000,000 (United Methodist Home), 7 1/8s,
               10/1/23                               BB+/P            3,180,000
     3,000,000 (First Mtge.-Forest at Duke
               Project), 6 3/8s, 9/1/32              BB+/P            3,112,500
               NC State Muni. Pwr. Agcy. Rev. Bonds
    14,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1            15,750,000
       200,000 Ser. A, 5 1/2s, 1/1/13                Baa1               223,500
                                                                 --------------
                                                                     87,830,925

Ohio (1.4%)
-------------------------------------------------------------------------------
     3,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               3,251,250
     1,000,000 Erie Cnty., OH Hosp. Fac. Rev. Bonds
               (Firelands Regl. Med. Ctr.), 5 5/8s,
               8/15/32                               A2               1,045,000
       500,000 Franklin Cnty., Rev. Bonds (Online
               Computer Library Ctr.), 5s, 4/15/11   A                  546,250
     1,276,574 Lake Cnty., Indl. Dev. Rev. Bonds
               (Madison Inn Hlth. Ctr.), FHA Insd.,
               12s, 5/1/14                           A-/P             1,288,957
     2,430,000 Middletown, City School Dist. G.O.
               Bonds (School Impt.), FGIC, 5s,
               12/1/24                               Aaa              2,542,388
       500,000 OH State Air Quality Dev. Auth. FRB
               (Env. Meadwest), 2s, 5/1/23           Baa2               500,565
       750,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               752,813
       500,000 OH State Bldg. Auth. Rev. Bonds
               (Administration Bldg.), Ser. A, 5s,
               10/1/18                               Aa2                540,000
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project), 4.95s,
               7/1/37                                A2               5,293,750
     1,000,000 OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.), 5 1/2s,
               10/1/22                               Aa2              1,101,250
     3,250,000 OH State Wtr. Dev. Auth.
               Rev. Bonds (Cleveland Electric),
               6.1s, 8/1/20                          Baa2             3,319,063
       500,000 U. of Cincinnati Rev. Bonds, Ser. D,
               AMBAC, 5s, 6/1/23                     Aaa                529,375
                                                                 --------------
                                                                     20,710,661

Oklahoma (0.4%)
-------------------------------------------------------------------------------
     6,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              6,645,000

Oregon (0.3%)
-------------------------------------------------------------------------------
     4,535,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. J, 4.7s, 7/1/30                  Aa2              4,733,406

Pennsylvania (4.0%)
-------------------------------------------------------------------------------
               Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA
     1,000,000 5 1/2s, 12/1/30                       Aaa              1,107,500
     2,775,000 5s, 6/1/06                            Aaa              2,976,188
     3,200,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 3 3/4s, 10/1/30    Baa2             3,252,000
     7,150,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             7,838,188
     2,800,000 Dauphin Cnty., Gen. Auth. VRDN
               (School Dist. Pooled Fin. Project
               II), AMBAC, 1.05s, 9/1/32             VMIG1            2,800,000
     2,000,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               2,052,500
     2,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               2,032,500
     2,125,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+             2,215,313
               PA Econ. Dev. Fin. Auth. Res. Recvy.
               Rev. Bonds
     5,650,000 (Colver Project), Ser. D, 7.15s,
               12/1/18                               BBB-             5,868,825
    10,000,000 7 1/8s, 12/1/15                       BBB-            10,395,700
    12,700,000 Ser. A, 6.4s, 1/1/09                  BBB-            13,001,625
     1,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project),
               Ser. A, 6 1/4s, 11/1/31               A3               1,026,250
     2,315,000 PA G.O. Bonds, Ser. 2nd, FSA, 4s,
               5/1/04                                Aaa              2,320,000
     1,485,000 Philadelphia Auth. for Indl. Dev.
               Rev. Bonds, Ser. B, FSA, 5 1/4s,
               10/1/10                               Aaa              1,694,756
     5,459,248 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                    273
     2,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA, 5 1/2s, 2/1/22    Aaa              2,185,000
                                                                 --------------
                                                                     60,766,618

Puerto Rico (0.9%)
-------------------------------------------------------------------------------
     8,750,000 Cmnwlth. of PR, Govt. Dev. Bank
               VRDN, MBIA, 0.92s, 12/1/15            A-1              8,750,000
     3,240,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, MBIA, 5 7/8s,
               7/1/35                                AAA/P            3,798,900
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR), 6 5/8s, 6/1/26          Baa3               265,000
                                                                 --------------
                                                                     12,813,900

South Carolina (0.7%)
-------------------------------------------------------------------------------
     2,015,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              2,042,041
     2,100,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,181,375
     7,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             6,641,250
                                                                 --------------
                                                                     10,864,666

Tennessee (1.7%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,573,750
               Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A
     4,875,000 7 1/2s, 7/1/33                        BBB+             5,648,906
     5,000,000 7 1/2s, 7/1/25                        BBB+             5,793,750
     2,000,000 Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.),
               5.05s, 9/1/12                         Baa2             2,167,500
       500,000 Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-                 553,125
     7,550,000 Tennergy Corp. Gas Rev. Bonds, MBIA,
               5s, 6/1/06                            Aaa              8,069,063
                                                                 --------------
                                                                     25,806,094

Texas (6.4%)
-------------------------------------------------------------------------------
     4,250,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5 7/8s,
               11/15/18                              BB+/P            4,143,750
     3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               3,052,500
     1,530,000 Fort Bend, Indpt. School Dist. G.O.
               Bonds, PSFG, 4 1/2s, 8/15/04          AAA              1,549,400
     1,500,000 Grapevine, Indl. Dev. Corp. Arpt.
               VRDN (Southern Air Transport),
               1.07s, 3/1/10                         A-1              1,500,000
     4,000,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/17                               Aa1              4,010,000
     5,000,000 Gulf Coast, Waste Disp. Rev. Bonds,
               Ser. A, 6.1s, 8/1/24                  Baa2             5,287,500
       950,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/18                               A2               1,016,500
               Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.), Ser. B
     4,000,000 5.7s, 7/15/29                         B-               2,905,000
     1,000,000 FSA, 5 1/2s, 7/1/30                   Aaa              1,080,000
               Houston, Wtr. & Swr. Rev. Bonds (Jr.
               Lien), Ser. A, FSA
     5,000,000 5 3/4s, 12/1/32                       Aaa              5,943,750
     1,000,000 5s, 12/1/30                           Aaa              1,032,500
    10,185,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 6 7/8s, 2/15/26             BBB-            10,414,163
     4,100,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Electric Power), 2.15s,
               5/1/30                                Baa2             4,103,444
               North Central TX Hlth. Fac. Dev.
               Corp. VRDN  (Dates Hosp. Prsbytrn
               Med. Ctr), MBIA
     4,500,000 Ser. C, 1.05s, 12/1/15                VMIG1            4,500,000
     6,400,000 Ser. D, 1.05s, 12/1/15                VMIG1            6,400,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             2,634,375
     6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
               (Arco Pipelines Co.), 7 3/8s,
               10/1/20                               Aa1              8,750,625
    20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11    Aa2             24,934,000
     1,000,000 TX State Tpk. Auth. Rev. Bonds
               (First Tier), Ser. A, AMBAC, 5 1/2s,
               8/15/39                               Aaa              1,086,250
               TX Technical University Revenues
               Rev. Bonds  (Fin. Syst.), Ser. 7th,
               MBIA
     1,000,000 5s, 8/15/08                           Aaa              1,108,750
     1,000,000 5s, 8/15/07                           Aaa              1,097,500
                                                                 --------------
                                                                     96,550,007

Utah (2.0%)
-------------------------------------------------------------------------------
    19,065,000 Intermountain Power Agency
               Rev. Bonds (UT State Pwr. Supply),
               Ser. B, MBIA, 6 1/2s, 7/1/09          Aaa             22,663,519
     5,000,000 Salt Lake City, Hosp. Rev. Bonds
               (IHC Hosps., Inc.), Ser. A, 8 1/8s,
               5/15/15                               AAA              6,650,000
                                                                 --------------
                                                                     29,313,519

Vermont (0.5%)
-------------------------------------------------------------------------------
     7,600,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Hosp. Med. Ctr.),
               FGIC, 6 1/4s, 9/1/19                  AAA              7,780,272

Virginia (3.1%)
-------------------------------------------------------------------------------
     4,000,000 Henrico Cnty., Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            4,095,000
    10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               10.692s, 8/23/27                      Aaa             14,726,250
    24,000,000 Winchester, Indl. Dev. Auth. IFB
               (Winchester Med. Ctr.), AMBAC,
               11.831s, 1/21/14                      Aaa             27,086,388
                                                                 --------------
                                                                     45,907,638

Washington (--%)
-------------------------------------------------------------------------------
       270,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            Baa2               265,613

Wisconsin (0.7%)
-------------------------------------------------------------------------------
    10,500,000 Badger, Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            Baa2             9,948,750

Wyoming (0.1%)
-------------------------------------------------------------------------------
     1,200,000 Uinta Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.1s, 12/1/22    VMIG1            1,200,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,360,982,017)                             $1,479,063,995

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     4,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.  (acquired
               6/11/99, cost $4,000,000) (RES)                       $4,535,000
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. A,  6.875% cum. pfd.
               (acquired 5/7/99, cost $6,000,000)
               (RES)                                                  6,532,500
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B,  7 3/4s cum. pfd.                     4,455,000
                                                                 --------------
               Total Preferred stocks
               (cost $14,000,000)                                   $15,522,500
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,374,982,017)                             $1,494,586,495
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,502,179,606.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2004 was $135,007,575 or 9.0% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates shown at March 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2004.

      The fund had the following industry group concentrations greater than 10% at March 31, 2004
      (as a percentage of net assets):

          Utilities               27.2%
          Health care             18.9

      The fund had the following insurance group concentrations greater than 10% at March 31, 2004
      (as a percentage of net assets):

          MBIA                    14.2%
          AMBAC                   11.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,374,982,017) (Note 1)                                       $1,494,586,495
-------------------------------------------------------------------------------
Cash                                                                  714,958
-------------------------------------------------------------------------------
Interest and other receivables                                     22,289,371
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                796,265
-------------------------------------------------------------------------------
Receivable for securities sold                                        610,000
-------------------------------------------------------------------------------
Total assets                                                    1,518,997,089

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,049,533
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,776,236
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,746,581
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,895,656
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            347,805
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                141,502
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            6,381
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                780,013
-------------------------------------------------------------------------------
Other accrued expenses                                                 73,776
-------------------------------------------------------------------------------
Total liabilities                                                  16,817,483
-------------------------------------------------------------------------------
Net assets                                                     $1,502,179,606

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,421,212,554
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (1,819,437)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (36,817,989)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        119,604,478
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,502,179,606

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,398,846,569 divided by 156,836,813 shares)                          $8.92
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.92)*                  $9.34
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($85,224,311 divided by 9,550,704 shares)**                             $8.92
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,873,306 divided by 1,217,790 shares)**                             $8.93
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,235,420 divided by 808,999 shares)                                  $8.94
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.94)***                $9.24
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2004 (Unaudited)

Interest income:                                                  $42,057,283
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,926,180
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        851,197
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,938
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       11,130
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,463,208
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 394,007
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  56,899
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  19,829
-------------------------------------------------------------------------------
Other                                                                 124,935
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           17,369
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (17,369)
-------------------------------------------------------------------------------
Total expenses                                                      6,868,323
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (43,721)
-------------------------------------------------------------------------------
Net expenses                                                        6,824,602
-------------------------------------------------------------------------------
Net investment income                                              35,232,681
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    6,267,550
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        3,477,362
-------------------------------------------------------------------------------
Net gain on investments                                             9,744,912
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $44,977,593
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $35,232,681      $84,290,095
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            6,267,550      (25,363,582)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         3,477,362       18,318,500
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        44,977,593       77,245,013
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
-------------------------------------------------------------------------------
Class A                                          (32,885,898)     (77,662,702)
-------------------------------------------------------------------------------
Class B                                           (1,784,487)      (4,603,765)
-------------------------------------------------------------------------------
Class C                                             (210,006)        (448,072)
-------------------------------------------------------------------------------
Class M                                             (166,727)        (412,971)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (235,518,682)    (106,965,265)
-------------------------------------------------------------------------------
Total decrease in net assets                    (225,588,207)    (112,847,762)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,727,767,813    1,840,615,575
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$1,819,437 and $2,005,000, respectively)      $1,502,179,606   $1,727,767,813
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                          March 31
Per-share                               (Unaudited)                              Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.86           $8.88           $8.84           $8.53           $8.62           $9.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .20             .42             .45             .50             .50             .47
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .06            (.02)            .03             .30            (.09)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .26             .40             .48             .80             .41            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.42)           (.44)           (.49)           (.50)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.42)           (.44)           (.49)           (.50)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.92           $8.86           $8.88           $8.84           $8.53           $8.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.98*           4.62            5.67            9.56            4.94           (2.12)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,398,847      $1,602,849      $1,704,023      $1,678,611      $1,577,487      $1,737,755
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .41*            .82             .81             .80             .78             .81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.27*           4.80            5.09            5.69            5.88            5.14
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.94*          24.20           17.70           13.40           19.25           11.02
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.86           $8.88           $8.84           $8.53           $8.62           $9.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .17             .36             .39             .44             .44             .41
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .06            (.02)            .03             .30            (.09)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .23             .34             .42             .74             .35            (.25)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.36)           (.38)           (.43)           (.44)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.36)           (.38)           (.43)           (.44)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.92           $8.86           $8.88           $8.84           $8.53           $8.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.65*           3.92            4.93            8.85            4.26           (2.76)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $85,224        $103,996        $116,854        $157,217        $184,033        $219,300
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .74*           1.47            1.46            1.45            1.43            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.95*           4.16            4.45            5.02            5.23            4.49
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.94*          24.20           17.70           13.40           19.25           11.02
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           For the
                                         Six months                                                                        period
                                            ended                                                                         July 26,
                                          March 31                                                                        1999+ to
Per-share                               (Unaudited)                                Year ended September 30                Sept. 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.86           $8.89           $8.84           $8.53           $8.63           $8.87
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .16             .35             .38             .43             .43             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .07            (.03)            .04             .30            (.10)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .23             .32             .42             .73             .33            (.17)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.16)           (.35)           (.37)           (.42)           (.43)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.16)           (.35)           (.37)           (.42)           (.43)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.93           $8.86           $8.89           $8.84           $8.53           $8.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.65*           3.68            4.95            8.69            3.98           (1.85)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $10,873         $11,732         $10,421          $6,502          $1,783            $637
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .81*           1.62            1.61            1.60            1.58             .29*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.88*           4.00            4.30            5.06            5.06             .88*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.94*          24.20           17.70           13.40           19.25           11.02
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                       Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.88           $8.90           $8.86           $8.55           $8.64           $9.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19             .40             .42             .47             .47             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .06            (.03)            .04             .30            (.09)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .25             .37             .46             .77             .38            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.19)           (.39)           (.42)           (.46)           (.47)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.19)           (.39)           (.42)           (.46)           (.47)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.94           $8.88           $8.90           $8.86           $8.55           $8.64
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.83*           4.30            5.34            9.22            4.63           (2.40)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $7,235          $9,191          $9,318          $9,787          $9,403          $9,764
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .56*           1.12            1.11            1.10            1.08            1.11
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.12*           4.50            4.80            5.39            5.58            4.84
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.94*          24.20           17.70           13.40           19.25           11.02
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Other investments including restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $8,165,384 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
   $8,108,613    September 30, 2008
       56,771    September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004 $17,128,057 of losses recognized during the period November 1, 2002 to September 30, 2003.

The aggregate identified cost on a tax basis is $1,374,552,065, resulting in gross unrealized appreciation and depreciation of $132,074,105 and $12,039,675, respectively, or net unrealized appreciation of $120,034,430.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended March 31, 2004, the fund paid PFTC $699,805 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2004, the fund's expenses were reduced by $43,721 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,947, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $13,285 and $188 from the sale of class A and class M shares, respectively, and received $148,376 and $615 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $14,115 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $83,783,106 and $300,550,563, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,708,169       $32,881,479
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,527,902        22,434,122
----------------------------------------------------------------
                                     6,236,071        55,315,601

Shares repurchased                 (30,397,433)     (268,522,207)
----------------------------------------------------------------
Net decrease                       (24,161,362)    $(213,206,606)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,752,863      $199,151,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,008,270        52,641,433
----------------------------------------------------------------
                                    28,761,133       251,792,824

Shares repurchased                 (39,659,561)     (347,567,550)
----------------------------------------------------------------
Net decrease                       (10,898,428)     $(95,774,726)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            475,139        $4,184,740
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       128,665         1,162,718
----------------------------------------------------------------
                                       603,804         5,347,458

Shares repurchased                  (2,791,234)      (24,717,506)
----------------------------------------------------------------
Net decrease                        (2,187,430)     $(19,370,048)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,658,336       $14,556,823
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       342,088         2,998,468
----------------------------------------------------------------
                                     2,000,424        17,555,291

Shares repurchased                  (3,420,358)      (29,981,499)
----------------------------------------------------------------
Net decrease                        (1,419,934)     $(12,426,208)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            132,589        $1,175,397
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        15,897           138,266
----------------------------------------------------------------
                                       148,486         1,313,663

Shares repurchased                    (254,163)       (2,254,006)
----------------------------------------------------------------
Net decrease                          (105,677)        $(940,343)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            634,349        $5,570,158
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        32,077           281,260
----------------------------------------------------------------
                                       666,426         5,851,418

Shares repurchased                    (515,436)       (4,523,730)
----------------------------------------------------------------
Net increase                           150,990        $1,327,688
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             18,172          $161,042
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,832           123,088
----------------------------------------------------------------
                                        32,004           284,130

Shares repurchased                    (257,979)       (2,285,815)
----------------------------------------------------------------
Net decrease                          (225,975)      $(2,001,685)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            140,355        $1,242,928
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        35,036           307,745
----------------------------------------------------------------
                                       175,391         1,550,673

Shares repurchased                    (186,920)       (1,642,692)
----------------------------------------------------------------
Net decrease                           (11,529)         $(92,019)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $17,369 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA041-213213  011/322/472  5/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004